UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

          Date of report (Date of earliest event reported): March 19, 2007

                            Applied DNA Sciences, Inc
               (Exact Name of Registrant as Specified in Charter)


           Nevada                   002-90539                  59-2262718
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)


                       25 Health Sciences Drive, Suite 113
                           Stony Brook, New York 11790
               (Address of Principal Executive Offices) (Zip Code)

                                  631-444-6861
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 19, 2007, Applied DNA Sciences, Inc. (the "Company") and HPT International, LLC ("HPT") entered into a Technology Reseller Agreement (the "Agreement"). In the Agreement the Company agreed to supply its SigNature DNA Markers to HPT to be affixed onto HPT's holograms, Nylon 6 tags and other plastic or metal food tags. HPT has been granted exclusive rights to affix the Company's SigNature DNA Markers onto its tagging products for distribution to its customers in the United States in the poultry and kosher foods markets, and non-exclusive rights to attach the Company's SigNature DNA Markers onto its tagging products for distribution to its customers worldwide. The Company will be paid a fee for each SigNature DNA Marker that is attached to an HPT product and distributed to a third party, and for each forensic authentication test that the Company performs at HPT's request. HPT has been granted exclusive rights in the U.S. poultry and kosher foods markets with respect to new customers through March 18, 2008. After that date, HPT will lose its exclusive rights if it does not realize certain sales goals or does not agree to certain minimum purchases during the subsequent year of the agreement. Under the Agreement, HPT has the right to permanent exclusivity in the U.S. poultry and kosher foods markets if it realizes its sales goals for the first two years under the agreement and achieves an additional milestone to be agreed by the Company and HPT prior to March 18, 2009. The Agreement may be terminated by the Company or HPT on any anniversary of the Agreement by providing ninety (90) days prior written notice.

      The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the press release relating to the announcement is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

      Exhibit 10.1 Technology Reseller Agreement, dated March 19, 2007 by and between Applied DNA Sciences and HPT International LLC.**

      Exhibit 99.1 Press release of Applied DNA Sciences, Inc., dated March 23, 2007.

      -----------------------------
      ** Confidential treatment has been requested with respect to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omitted portions have been field separately with the Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Applied DNA Sciences, Inc.
                                       (Registrant)



                                       By: /s/ James A. Hayward
                                       --------------------------------------
                                       James A. Hayward
                                       Chief Executive Officer




Date: March 23, 2007